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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     MARCH 20, 1998
                                                -----------------------------


                         CHESAPEAKE ENERGY CORPORATION
   --------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                 1-13726                73-1395733
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
       of incorporation)        File Number)



        6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
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                   (Address of principal executive offices)
                                  (Zip Code)

                                (405) 848-8000
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             (Registrant's telephone number, including area code)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 20, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the declaration of a quarterly cash dividend on the company's $.01 par value common stock. The March 20, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits.   The following exhibit is filed herewith:

                 99       Press Release issued by the Registrant on March 20,
                          1998.










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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        BY:  /S/ AUBREY K. MCCLENDON
                                           -----------------------------------
                                                 AUBREY K. MCCLENDON,
                                                Chairman of the Board and
                                                  Chief Executive Officer

Dated: March 20, 1998










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                                EXHIBIT INDEX


EXHIBIT
 NUMBER          DESCRIPTION
-------          -----------
99               Press Release issued by the Registrant on March 20, 1998.













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